SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                 Current Report Pursuant to Section 13 or 15(d)
                     of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 3, 1995

                          Electronic Associates, Inc.
             (Exact name of registrant as specified in its charter)

                                   New Jersey
                 (State or other jurisdiction of incorporation)

          1-4680                                   21-0606484
(Commission File Number)               (IRS Employer Identification No.)

         185 Monmouth Parkway, West Long Branch, New Jersey 07764-9989
          (Address of principal executive offices, including zip code)

                                 (908) 229-1100
                        (Registrant's telephone number)

                                      N/A
         (Former name or former address, if changed since last report.)

Item 2.   Acquisition or Disposition of Assets

General

     Electronic Associates, Inc., a New Jersey corporation (the "Company"), through a 52.3% owned subsidiary, has entered into a Joint Venture Agreement ("JVA") with Israel Aircraft Industries, Ltd., an Israel government corporation ("IAI"), for the purpose of forming a joint venture ("Joint Venture") with IAI to review, develop, and exploit certain non-military, non-classified technological applications ("Applications") developed by IAI. The transaction was consummated on August 8, 1995.

Partner Preincorporation Agreement

     To implement the JVA, in early August, 1995, the Company entered into a Preincorporation Agreement to form an Israeli corporation ("Partner") which is the joint venture partner and owns 50.1% of the Joint Venture. IAI owns 49.9% of the Joint Venture. Under the Preincorporation Agreement, Partner is owned as follows: (a) the Company owns a 52.3% interest, (b) certain Israeli persons own an aggregate of 25.2%, (c) Mark Hauser owns a 15% interest, (d) Irwin L. Gross, Chairman of the Company, owns a 5% interest, and (e) Broad Capital Associates owns a 2.5% interest.

     The equity interests in Partner were issued for an aggregate consideration of $10,000 to each of the shareholders. In addition, the Company and the Israeli citizens advanced $6.3 million and $1.575 million, respectively, to Partner. Of such funds, $7.5 million has been advanced to the Joint Venture to be used solely for working capital purposes. The remaining $375,000 will be used by Partner for working capital purposes.

     To fund its obligations under the Preincorporation Agreement, on August 3, 1995, the Company sold 1,458,333 shares of its common stock at a price of $4.80 per share for an aggregate of $7.0 million to five Israeli persons, three of whom are shareholders in Partner. The offering was made pursuant to an exemption under the Securities Act of 1933, as amended. The purchase agreements pursuant to which the shares were sold contain an adjustment provision which requires the issuance of additional shares in the event that the average closing price of the shares for a certain period of time is less than the offering price in the offering. The proceeds from the offering were placed in escrow and were released upon the execution of the JVA.

Joint Venture Agreement

     The JVA provides that the Joint Venture will have a Board of Directors which will be comprised initially of six persons, three of whom will be selected by Partner and three of whom will be selected by IAI. It is anticipated that Messrs. Gross and Hauser will be two of Partner's three representatives on the Board of Directors of the Joint Venture and that Mr. Gross will be elected the chairperson.

     The JVA provides that Joint Venture will review and evaluate Applications developed by IAI, which are in various stages of development. To review and evaluate the Applications, an investment committee ("Investment Committee") comprised of seven persons will be formed. Partner will be entitled to select four of the seven members of the Investment Committee. If an Application is selected for development and exploitation, an entity will be formed ("Licensee") in which Partner will own a 50% interest and IAI will own a 50% interest, and IAI will grant such Licensee a perpetual, royalty free license for such

Application. The Investment Committee will prepare a business plan to exploit each Application selected, including a funding plan. The Company will be primarily responsible to raise the funds necessary to exploit the application selected. However, the Company will not be under any obligation to raise any funds for such purpose unless and until the Investment Committee selects an Application for exploitation. In the event the Company is unable to raise the funds necessary to exploit any Application which the Investment Committee selects, IAI can terminate the JVA. The JVA can also be terminated under certain other circumstances.

     The following is a brief description of certain of the initial Applications developed by IAI which will be reviewed by the Investment Committee. The description of the Applications has been provided by IAI.

     1. A pilot evaluation system which is designed for the selection of candidates for military and civilian pilots and air traffic controllers.

     2. A system for automatic inspection of manufactured parts.

     3. A system to monitor water and soil toxicity, water bacteria monitors, air pollution detectors and air/water monitoring systems.

     4. An air traffic control system for airports with small to medium traffic density.

     5. A Geographic Information System which is designed for environment and hazardous assessment applications or drain dependent applications and for urban applications.

     The foregoing information has been provided to the Company by IAI which has advised the Company that such Applications are in various stages of development, including certain Applications which are fully developed and for which some products have been sold. To date, the Joint Venture has not completed its review of the Applications and, accordingly, there is no assurance that any of the Applications will be selected for development and exploitation, or if selected, will be capable of being developed, or if developed, will be commercially accepted and if commercially accepted will be profitable.

     At the present time, the Company is unable to determine whether, or the extent to which, any of the Applications of IAI which the Investment Committee reviews will be selected and exploited. Accordingly, with the exception of the initial investment of $6.3 million in Partner, the Company is unable to determine at this time the effect, if any, of this transaction on the results of operation of the Company or on its liquidity and capital resources.

     In connection with the consummation of the JVA, the Company granted IAI an option to acquire 500,000 shares of its common stock exercisable at $7.25 per share for a period of three years from the date of grant. The Company also granted options to acquire 600,000 shares of its common stock exercisable at $7.25 per share for a period of three years from the date of grant to a corporation controlled by two of the Israeli shareholders in Partner.

Item 7.   Financial Statements and Exhibits

     (b) Pro Forma Financial Information.

The following Unaudited Pro Forma Combined Condensed Balance Sheet was prepared to reflect the Company's investment through a 52.3% owned subsidiary (Partner) in a newly formed Israeli corporation which will be 50.1% owned by Partner (the Joint Venture).The cash to finance this investment was raised in a sale of the Company's common stock under an offering exempt from the registration requirements under the Securities Act of 1933 (the Exempt Offering). The Unaudited Pro Forma Combined Condensed Balance Sheet reflects the capital raised in the Exempt Offering and the corresponding investments in Partner and the Joint Venture as if such transactions had occurred on April 1, 1995.

     The Company's investment in the Joint Venture will be accounted for by the Company using the purchase method of accounting. For purposes of the accompanying pro forma balance sheet, it has been assumed that no portion of the purchase price will be capitalized since certain technologies may be in the initial stages of development and considered to be in process research and development with no alternative future use, thus resulting in a charge to Accumulated Deficit of $5,500,000. The Company will obtain an appraisal of the technological applications which the Joint Venture has a right to exploit and selects for development and exploitation. Upon completion of the appraisal, a portion of the purchase price may be capitalized. Further, a portion of the purchase price is based on the estimated value of options to acquire shares of common stock of the Company which were granted in connection with the investment in the Joint Venture. The total purchase price may change dependent upon the appraised value of such options.

              Unaudited Pro Forma Combined Condensed Balance Sheet
                                 April 1, 1995
                                 (in thousands)

                                             Historical
                                             ----------
                                                                     ----Pro Forma Adjustments----

                                                                                         Investment in             Pro Forma
                                          April 1, 1995         Exempt Offering          Joint Venture              Combined
                                          -------------         ---------------          -------------             ---------

ASSETS

Current Assets:
    Cash and cash equivalents                       $33                 $7,000 (A)           ($6,305) (B)              $728

    Restricted Cash                                  --                      --                7,910  (C)             7,910

    Receivables, less allowance of
    $327 in 1995 and $207 in 1994
    for doubtful accounts                        11,933                      --                    --                11,933

    Inventories                                  11,059                      --                    --                11,059

    Prepaid expenses and other assets               952                      --                    --                   952
                                            -----------           -------------        --------------         -------------
               Total current assets              23,977                   7,000                 1,605                32,582
                                            -----------           -------------        --------------         -------------

Fixed assets                                     10,354                      --                    --                10,354

    Less accumulated depreciation                (5,215)                     --                    --                (5,215)
                                            -----------           -------------        --------------         -------------
                                                  5,139                      --                    --                 5,139
                                            -----------           -------------        --------------         -------------

Investment in affiliates                            669                      --                    --                   669
                                            -----------           -------------        --------------         -------------

Intangible assets                                14,512                      --                    --                14,512

    Less accumulated amortization                  (235)                     --                    --                  (235)
                                            -----------           -------------        --------------         -------------
                                                 14,277                      --                    --                14,277
                                            -----------           -------------        --------------         -------------

Other assets                                        654                      --                    --                   654

Notes receivable                                  1,016                      --                    --                 1,016
                                            -----------           -------------        --------------         -------------
                                                $45,732                  $7,000                $1,605               $54,337
                                            ===========           =============        ==============         =============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
    Current portion of long-term
    liabilities                                 $9,843                      --                     --                $9,843

    Accounts payable                            12,939                      --                     --                12,939

    Accrued expenses                             2,472                      --                    100 (D)             2,572
                                            -----------           -------------        --------------         -------------
        Total current liabilities               25,254                      --                    100                25,354
                                            -----------           -------------        --------------         -------------

Long-term liabilities:
    Long-term debt                               1,431                      --                  1,600 (E)             3,031

    Other long-term liabilities                  2,680                      --                     --                 2,680
                                            -----------           -------------        --------------         -------------
        Total long-term liabilities              4,111                      --                  1,600                 5,711
                                            -----------           -------------        --------------         -------------
        Total liabilities                       29,365                      --                  1,700                31,065
                                            -----------           -------------        --------------         -------------

Minority Interest in Equity of Subsidiaries         --                      --                  3,755 (E)             3,755

Shareholders' Equity:

    Common Stock                                37,838                   7,000 (A)              1,650 (D)            46,488

    Accumulated deficit since
     January 1, 1986                           (20,996)                     --                 (5,500)(D)           (26,496)
                                            -----------           -------------        --------------         -------------
                                                16,842                   7,000                 (3,850)               19,992
    Less common stock in Treasury,
     at cost                                      (475)                     --                     --                  (475)
                                            -----------           -------------        --------------         -------------
        Total Shareholders' Equity              16,367                   7,000                 (3,850)               19,517
                                            -----------           -------------        --------------         -------------

                                              $ 45,732                 $ 7,000                $ 1,605              $ 54,337
                                            ===========           =============        ==============         =============



See accompanying Notes to Unaudited Pro Forma Combined Condensed Balance Sheet

         Notes to Unaudited Pro Forma Combined Condensed Balance Sheet

The Unaudited Pro Forma Combined Condensed Balance Sheet was prepared to reflect the Company's investment through a 52.3% owned subsidiary (Partner) in a newly formed Israeli corporation which will be 50.1% owned by Partner (the Joint Venture). The cash to finance this investment was raised in a sale of the Company's common stock under an offering exempt from the registration requirements under the Securities Act of 1933 (the Exempt Offering). The Unaudited Pro Forma Combined Condensed Balance Sheet reflects the capital raised in the Exempt Offering and the corresponding investments in Partner and the Joint Venture as if such transactions had occurred on April 1, 1995.

The following is a summary of pro forma adjustments reflected in the Unaudited Pro Forma Combined Condensed Balance Sheet as of April 1, 1995.

     (A) Represents the net proceeds from the issuance of 1,458,333 shares of the Company's common stock in the Exempt Offering.

     (B) Represents the cash of the Company which will be advanced to Partner ($6,300,000) and the investment in Partner ($5,000). Substantially all of the cash investment will be utilized to make an equity investment in the Joint Venture.

     (C) Represents the cash of Partner ($410,000) and the Joint Venture ($7,500,000). The cash was raised in the following manner:

                     6% subordinated capital notes
                     due the Company by Partner
                     due in five equal installments
                     beginning June 1, 2002                  $6,300,000(1)

                     6% subordinated capital notes
                     due to certain minority shareholders
                     by Partner due in five equal
                     installments beginning June 1, 2002      1,600,000

                     Equity investments by Company $5,000(1)
                     and by minority shareholders ($5,000)       10,000
                                                             ----------
                                                             $7,910,000
                                                             ==========
                     (1) Eliminated in consolidated
                         financial statements of Company

       (D) The Company's investment in the Joint Venture will be accounted for by the Company using the purchase method of accounting. The estimated purchase price, the minority interest in the Joint Venture and the write-off of in process research and development with no alternative future use have been determined as follows:


                    Purchase price:
                      Cash investment in Joint Venture       $7,500,000(1)

                      Estimated value of options to
                      acquire shares of common stock of
                      the Company granted in connection
                      with this transaction                   1,650,000(2)

                      Estimated fees, expenses and other
                      accruals                                  100,000(3)
                                                             ----------
                      Total estimated purchase price         $9,250,000

                    Minority interest in equity of Joint
                    Venture                                 ($3,750,000)
                                                             ----------
                    In process research and development      $5,500,000
                                                             ==========

     The assets of the Joint Venture include the right to review and evaluate certain technological applications developed by IAI which are in various stages of development.If a technology is selected for development and exploitation, IAI will grant a perpetual royalty free license to exploit the technology. IAI has advised the Company that the technological applications are in various stages of development, including certain applications which are fully developed and for which some products have been sold. To date, the Joint Venture has not completed its review of the applications and, accordingly, there is no assurance that any of the applications will be selected for development and exploitation, or if selected, will be capable of being developed, or if developed, will be commercially accepted and if commercially accepted will be profitable. Certain technologies may be in the initial stages of development and considered to be in process research and development with no alternative future use. For purposes of the accompanying pro forma balance sheet, it has been assumed that no portion of the purchase price will be capitalized, thus resulting in a charge to Accumulated Deficit of $5,500,000. The Company will obtain an appraisal of the technological applications which the Joint Venture has a right to exploit and selects for development and exploitation. Upon completion of the appraisal, a portion of the purchase price may be capitalized.

            (1) Represents the portion of cash loaned to Partner by the Company and certain minority shareholders which was invested in the Joint Venture.

            (2) Represents the estimated value of options to acquire 1,100,000 shares of common stock of the Company, which were granted in connection with this transaction, at an exercise price of $7.25 per share based upon a recent price of the Company's common stock of $8.75 per share. The total purchase price may change dependent upon the appraised value of such options.

            (3) Represents an estimate of expenses related to the Joint Venture formation and investment including legal fees, accounting fees, due diligence costs and other accruals.

    (E) Represents the minority interest in the equity of the Joint Venture ($3,750,000) and the minority interest in Partner ($5,000).

    (c)     Exhibits

            Exhibit No.       Description

               2.1            Form of Pre-Incorporation Agreement

               2.2            Form of Joint Venture Agreement

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                               ELECTRONIC ASSOCIATES, INC.
                               Registrant

                              By: /s/ JONATHAN R. WOLTER
                                  ---------------------------------------------
                                  JONATHAN R. WOLTER
                                  Treasurer and Vice President, Finance
                                  (Principal Financial and Accounting Officer)

Date:  August 10, 1995